UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
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             (Exact name of Registrant as specified in its Charter)

                        III-A: 0-18302          III-A: 73-1352993
                        III-B: 0-18636          III-B: 73-1358666
                        III-C: 0-18634          III-C: 73-1356542
                        III-D: 0-18936          III-D: 73-1357374
                        III-E: 0-19010          III-E: 73-1367188
   Oklahoma             III-F: 0-19102          III-F: 73-1377737
----------------       ----------------        -------------------
(State or other          (Commission            (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On December 12 and 13, 2007, the Geodyne Energy Income Limited Partnership III-A, Geodyne Energy Income Limited Partnership III-B, Geodyne Energy Income Limited Partnership III-C, Geodyne Energy Income Limited Partnership III-D, Geodyne Energy Income Limited Partnership III-E, and Geodyne Energy Income Limited Partnership III-F (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Asset Clearinghouse auction in Houston, Texas. Samson Resources Company, an affiliate of the General Partner, purchased properties from the III-A, III-B, III-C, and III-D Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $520,000, $116,000, $1,279,000, and $214,000, respectively. In addition, Samson Lone Star, LLC, another affiliate of the General Partner, purchased properties located in Texas from the III-C, III-D, III-E, and III-F Partnerships through the same competitive bidding process at the auction for total net proceeds of approximately $465,000, $1,037,000, $77,000, and $63,000, respectively. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                         Reserves
       Number                            Sold as         Reserve
          of    Location    Number     of 12/31/06        Value
        Wells     of         of       Oil       Gas        Sold         Net
P/ship  Sold  Properties Purchasers (Bbls)     (Mcf)     12/31/06     Proceeds
------ ------ ---------- ---------- -------  ---------  ----------- -----------

 III-A    29  New Mexico,    5         749    409,563    $817,226    $  897,000
              Oklahoma,
              and Wyoming

 III-B    23  New Mexico,    4         223    138,248     275,957       193,000
              Oklahoma,
              and Wyoming

 III-C   148  New Mexico,   19      18,495    609,560   1,730,788     2,340,000
              Oklahoma,
              and Texas

 III-D   159  Oklahoma      18      27,748    183,407     925,272     1,373,000
              and Texas

 III-E     9  Oklahoma       3         168    227,781     503,888       163,000
              and Texas

 III-F     9  Oklahoma       3         140    189,239     418,052       136,000
              and Texas


The transactions are subject to standard auction closing conditions.

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      The proceeds from the sales,  less transaction  costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

        This sale was in conjunction with the Partnerships' termination on November 22, 2007 for the III-A Partnership and scheduled termination on December 31, 2007 for the other Partnerships. All of the Partnerships' properties will be sold as part of the liquidation process.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before December 28, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F


                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                      //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: December 19, 2007




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